                                                                    Exhibit 99.2


               USA PROVIDES REVISED BUDGET TO INVESTMENT COMMUNITY
    As filed with the Securities and Exchange Commission on January 29, 2002

Based on its strong fourth quarter results, additional information regarding the state of the travel and leisure markets, and to give pro forma effect for its pending contribution of USA Entertainment to a joint venture to be controlled by Vivendi Universal, USA Networks, Inc. ("USA" and to be renamed USA Interactive) has revised its 2002 budget and 2003 outlook from what it furnished to the SEC on October 24, 2001. The revised budget, which is presented in detail on the following pages, calls for EBITDA from Operating Businesses to increase by 34% in 2002 on 24% higher revenue.

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (to be renamed USA Interactive)
REVISED BUDGET
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                           2002 REVISED BUDGET
                                               PRO FORMA    ------------------------------------------------------
                                                 2001        Q1         Q2          Q3          Q4       FULL YEAR
                                               ---------    -----     -------     -------     -------    ---------
REVENUE -- OPERATING BUSINESSES
  HSN - U.S.                                    $ 1,550     $ 422     $   418     $   441     $   561     $ 1,842
  Ticketing                                         580       157         170         148         146         620
  Hotel Reservations                                536       150         197         212         216         775
  Expedia                                           297        87         116         127         120         450
  Precision Response                                299        69          78          88          98         333
  Match.com                                          49        18          22          23          25          88
                                                -------     -----     -------     -------     -------     -------
    SUBTOTAL                                      3,311       903       1,000       1,039       1,166       4,108

REVENUE -- EMERGING BUSINESSES
  Citysearch and related                             46         8           9          11          13          40
  HSN - other international (b)                     319        87          95          99         124         404
  ECS / Styleclick                                   34        11          18          17          29          75
                                                -------     -----     -------     -------     -------     -------
    Subtotal                                        400       106         123         126         165         519

  Foreign exchange conversion                       (47)      (17)        (15)        (15)        (16)        (62)
  Disengaged HSN homes                              109         0           0           0           0           0
  Intersegment elimination                           (7)       (3)         (3)         (3)         (3)        (10)
                                                -------     -----     -------     -------     -------     -------
  TOTAL REVENUE                                 $ 3,766     $ 989     $ 1,105     $ 1,147     $ 1,313     $ 4,555
                                                =======     =====     =======     =======     =======     =======

EBITDA -- OPERATING BUSINESSES
  HSN - domestic                                $   216     $  58     $    62     $    70     $    95     $   285
  Ticketing                                         106        32          39          27          27         125
  Hotel Reservations                                 81        18          28          29          35         110
  Expedia                                            61        16          23          27          25          91
  Precision Response                                 34         6           8          12          15          41
  Match.com                                          17         3           7           9          11          30
  Corporate and other                               (31)       (9)         (9)         (9)         (9)        (34)
                                                -------     -----     -------     -------     -------     -------
    SUBTOTAL                                        485       125         159         165         199         648

EBITDA -- EMERGING BUSINESSES
  Citysearch and related                            (43)      (10)         (9)         (8)         (6)        (32)
  HSN - other international (b)                     (23)       (1)          2           2           9          12
  ECS / Styleclick                                  (54)       (8)         (4)         (3)         (1)        (16)
                                                -------     -----     -------     -------     -------     -------
    Subtotal                                       (120)      (19)        (11)         (9)          2         (37)

  Non-recurring items                               (19)        0           0           0           0           0
  Foreign exchange conversion                        (1)       (1)         (1)         (1)         (2)         (5)
  Disengaged HSN homes                               15         0           0           0           0           0
                                                -------     -----     -------     -------     -------     -------
  TOTAL EBITDA                                  $   359     $ 105     $   148     $   155     $   199     $   607
                                                =======     =====     =======     =======     =======     =======

EARNINGS PER SHARE - ALL AMOUNTS ARE DILUTED

Basic                                           $  0.22     $  --     $  0.06     $  0.07     $  0.12     $  0.26
Cash net income                                 $  0.33     $0.04     $  0.10     $  0.11     $  0.17     $  0.43

                                                                GROWTH
                                               OUTLOOK    ---------------------
                                                 2003     '01 - '02   '02 - '03
                                               -------    ---------   ---------
REVENUE -- OPERATING BUSINESSES
  HSN - U.S.                                   $ 2,070         19%        12%
  Ticketing                                        680          7%        10%
  Hotel Reservations                             1,100         44%        42%
  Expedia                                          560         51%        24%
  Precision Response                               416         12%        25%
  Match.com                                        135         79%        54%
                                               -------      -----      -----
    SUBTOTAL                                     4,961         24%        21%

REVENUE -- EMERGING BUSINESSES
  Citysearch and related                            70        -13%        75%
  HSN - other international (b)                    491         27%        21%
  ECS / Styleclick                                 117        120%        56%
                                               -------      -----      -----
    Subtotal                                       678         30%        31%

  Foreign exchange conversion                      (72)
  Disengaged HSN homes                               0
  Intersegment elimination                         (10)
                                               -------      -----      -----
  TOTAL REVENUE                                $ 5,557         21%        22%
                                               =======      =====      =====

EBITDA -- OPERATING BUSINESSES
  HSN - domestic                               $   350         32%        23%
  Ticketing                                        145         18%        16%
  Hotel Reservations                               156         35%        42%
  Expedia                                          120         50%        31%
  Precision Response                                61         19%        50%
  Match.com                                         55         82%        83%
  Corporate and other                              (36)
                                               -------      -----      -----
    SUBTOTAL                                       851         34%        31%

EBITDA -- EMERGING BUSINESSES
  Citysearch and related                           (13)
  HSN - other international (b)                     24
  ECS / Styleclick                                  (6)
                                               -------
    Subtotal                                         5

  Non-recurring items                                0
  Foreign exchange conversion                       (6)
  Disengaged HSN homes                               0
                                               -------      -----      -----
  TOTAL EBITDA                                 $   850         69%        40%
                                               =======      =====      =====

EARNINGS PER SHARE - ALL AMOUNTS ARE DILUTED

Basic                                          $  0.52
Cash net income                                $  0.75

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (to be renamed USA Interactive)
REVISED BUDGET
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                   REVISED
                                                                                    BUDGET   OUTLOOK
FREE CASH FLOW                                                                       2002      2003
                                                                                   -------   -------
  Total EBITDA                                                                      $ 607     $ 850
  Capital expenditures                                                               (135)     (160)
  Taxes, including distributions to LLC partners                                     (264)     (249)
  Cable distribution fees                                                             (67)      (70)
  Cash interest                                                                        93       109
  HSN disengagement costs                                                             (36)      (18)
  Other, net (includes changes in working capital, investments, and other items)      (78)      (90)
                                                                                    -----     -----
    Total Free Cash Flow                                                            $ 120     $ 372
                                                                                    =====     =====

                                                                                                        REVISED
                                                                                             PRO FORMA   BUDGET   OUTLOOK
                                                                                              2001 (a)    2002      2003
                                                                                             ---------  -------   -------
P&L
  Total EBITDA                                                                                 $ 359     $ 607     $ 850

  Depreciation and other                                                                        (194)     (249)     (271)
  Amortization of intangibles and other non-cash charges                                        (131)     (134)     (142)
  Disengagement costs                                                                             (4)      (36)      (18)
  Interest and other income / (expense)                                                          129       129       159
                                                                                               -----     -----     -----
    Pre-tax net income / (loss)                                                                  159       317       579

  Income tax expense                                                                             (60)     (137)     (245)
  Minority interest benefit/ (expense)                                                             9       (54)      (95)
                                                                                               -----     -----     -----
      Net income before preferred dividend                                                     $ 108     $ 126     $ 239
                                                                                               =====     =====     =====
  Preferred dividend                                                                           $ (13)    $ (13)    $ (13)
                                                                                               -----     -----     -----
      Net income available to common shareholders                                              $  95     $ 113     $ 226
                                                                                               =====     =====     =====

  Holdco Minority Interest                                                                        (5)       22        33
  1.4% PIK dividend on $1.75 billion preferred interest, net of tax                              (15)      (15)      (15)
  Amortization of intangibles and other non-cash charges , net of tax and minority interest       63        58        66
                                                                                               -----     -----     -----
  Cash net income                                                                              $ 138     $ 178     $ 310
EPS
  EPS - diluted                                                                                $0.22     $0.26     $0.52
  Cash EPS - diluted                                                                           $0.33     $0.43     $0.75

  Average weighted average diluted shares outstanding                                            438       438       438
  Average cash net income shares outstanding                                                     415       415       414

RECONCILIATION OF SHARES
  Shares outstanding                                                                             438
  Holdco exchangeable shares                                                                      33
  Vivendi remaining shares                                                                       (57)
                                                                                               -----
                                                                                                 415

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (to be renamed USA Interactive)
REVISED BUDGET
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

      IMPORTANT DISCLOSURES / LEGEND AND FORWARD LOOKING STATEMENTS / FOOTNOTES

(a) 2001 PRO FORMA INFORMATION PRESENTED IN ACCORDANCE WITH THE NEW ACCOUNTING RULES, WHEREBY GOODWILL AND INTANGIBLE ASSETS WITH INDEFINITE LIVES ARE NOT AMORTIZED. THE AMOUNT OF AMORTIZATION OF GOODWILL RECORDED IN 2001 WAS $215 MILLION. NET INCOME ALSO EXCLUDES ONE-TIME ITEMS RELATED TO ONE-TIME RESTRUCTURING CHARGES, EMPLOYEE TERMINATIONS AND BENEFITS AND INVESTMENT WRITE-DOWNS.

(b) ADJUSTED EPS IS COMPUTED EXCLUDING VIVENDI'S REMAINING 56.6 MILLION SHARES AS WELL AS THE PIK OF 1.4% EARNED ON THE $1.75 BILLION PREFERRED SECURITY THAT RELATES TO THESE SHARES. THE PIK ($24.5 MILLION PRE-TAX) HAS BEEN DEDUCTED FROM INCOME.

(c) THE COMPANY INTENDS TO ISSUE COMMON STOCK FOR ALL REMAINING EXCHANGEABLE HOLDCO SHARES (33.2 MILLION) UPON COMPLETION OF THE VIVENDI TRANSACTION, THUS ELIMINATING THE LLC AND HOLDCO STRUCTURES FOR REPORTING PURPOSES. THE AMOUNTS DENOTED AS FULLY CONVERTED REPRESENT THIS STRUCTURE.

USA and Expedia have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.

USA has filed a preliminary proxy statement and will file other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and certain related transactions with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS.

USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and the other related transactions described therein. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by SUA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov.

This revised budget contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment of the senior management of USA and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth herein and in the documents USA files with the Securities and Exchange Commission. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation: material adverse changes in economic conditions generally or in the markets served by USA, material changes in inflation, future regulatory and legislative actions affecting USA's operating areas, competition from others, product demand and market acceptance, the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms, the ability to expand into and successfully operate in foreign markets, and obtaining and retaining skilled workers and key executives. The words "estimate," "project," "intend," "expect," "believe" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. USA does not undertake any obligation to update or revise these forward-looking statements, whether as a result of new information, future events or any other reason.

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.